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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                            -------------------------

                       Filed pursuant to Section 13 of the
                         Securities Exchange Act of 1934

                         -------------------------------

                            KIDEO PRODUCTIONS, INC.
               (Exact Name of Registrant as Specified in Charter)



           Delaware                    333-2294                13-3729350
 (State or other jurisdiction      (Commission File           (IRS Employer
       of incorporation)                Number)            Identification No.)



611 Broadway, Suite 523, New York, NY                            10012
(Address of Principal Executive Offices)                       (Zip Code)


                                  212-505-6605
                                fax 212-505-2142
                         (Registrant's Telephone Number)


                                 August 29, 1996
                           (Date of Report -- Date of
                            Earliest Event Reported)




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Form 8-K (continued)-- Pg. 2 of 3 -- Filed pursuant to Section 13 of the
Securities Exchange Act of 1934.
- --------------------------------------------------------------------------------


Item 4.  Changes in Registrant's Certifying Accountant

         On August 29, 1996, the Registrant engaged Arthur Andersen LLP as the independent accountant to audit the Registrant's financial statements.

         On that same date, the Registrant dismissed Goldstein Golub Kessler & Co., P.C. ("GGK"), the independent accountant previously engaged by the Registrant to audit its financial statements.

         The decision to change accountants was approved by the Registrant's Board of Directors.

         The report of GGK on the Registrant's consolidated financial statements for its fiscal years ended July 31, 1994 and July 31, 1995 contained an explanatory paragraph stating that the Registrant's consolidated financial statements had been prepared assuming that the Registrant would continue as a going concern while expressing doubt as to the Registrant's ability to do so without the infusion of additional capital. Except as stated in the previous sentence, such report did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         In addition, such report did not give effect to the consummation in June 1996 of the Registrant's initial public offering of shares of Common Stock and Redeemable Warrants to purchase shares of Common Stock.

         From August 1, 1994 through the date of GGK's dismissal, there have been no disagreements with GGK on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to GGK's satisfaction, would have caused GGK to make reference to the subject matter thereof in connection with its report.

         From August 1, 1994 through the date of GGK's resignation, there have been no "reportable events" as that term is used in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Item 7.  Exhibits

         Filed as Exhibit A hereto is a copy of the letter delivered by GGK to the Registrant pursuant to Item 304(a)(3) of Regulation S-K.




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Form 8-K (continued)-- Pg. 3 of 3 -- Filed pursuant to Section 13 of the
Securities Exchange Act of 1934.
- --------------------------------------------------------------------------------

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


KIDEO PRODUCTIONS, INC.


By /s/ Robert J. Riscica
   ----------------------
   Robert J. Riscica
   Vice President--Chief
   Financial Officer


Date: September 6, 1996

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                                                        EXHIBIT A TO FORM 8-K OF
                                                         KIDEO PRODUCTIONS, INC.

                                     [LOGO]
                     GOLDSTEIN GOLUB KESSLER & COMPANY, P.C.
                  Certified Public Accountants and Consultants
                                ----------------

                           [NEXIA INTERNATIONAL LOGO]


September 4, 1996

Securities and Exchange Commission
Washington, DC 20549

Re: Kideo Productions, Inc.
    Commission File #333-2294

Gentlemen:

We have read the above referenced Registrant's response to Item 4 - Changes in Registrant's Certifying Accountant with respect to its current report on Form 8-K dated August 29, 1996 and concur with the statements made therein.

Very truly yours,

/s/ GOLDSTEIN GOLUB KESSLER & COMPANY, P.C.
GOLDSTEIN GOLUB KESSLER & COMPANY, P.C.





               1185 Avenue of the Americas New York, NY 10036-2602 TEL 212 372 1000 o FAX 212 372 1001 o INTERNET info@ggk.com

    NEXIA INTERNATIONAL IS A WORLDWIDE NETWORK OF INDEPENDENT ACCOUNTING AND
                                CONSULTING FIRMS
      LONG ISLAND OFFICE 333 EARLE OVINGTON BLVD UNIONDALE, NY 11553-3656
                     o TEL 516 222 9494 o FAX 516 222 8037